UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 3, 2013

AMERIPRISE FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32525	13-3180631
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

55 Ameriprise Financial Center Minneapolis, Minnesota	55474
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (612) 671-3131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 3, 2013, the Board of Directors (“Board”) of Ameriprise Financial, Inc. (the “Company”) approved a series of amendments to the Company’s by-laws (“By-Laws”). A summary of the changes to the By-Laws, which became effective upon such approval, is set forth below and is qualified in its entirety by reference to the full text of the amended and restated By-Laws, a complete copy of which is attached hereto as Exhibit 3.2 and is hereby incorporated by reference in response to this Item 5.03.

Amendments to Article I of the By-Laws, entitled “Stockholders,” include: (i) the additional restriction that no more than three persons authorized to act as a proxy or other agent for a stockholder shall be entitled to admittance, for and on behalf of such stockholder, to any meeting of stockholders; (ii) the additional requirements for being considered a qualified representatives of a stockholder at a meeting, except where a person is a duly authorized officer, manager or partner of a stockholder, that (A) the stockholder must deliver to the Secretary of the Company no later than five business days prior to an annual or special meeting of stockholders either a writing executed by such stockholder or an electronic transmission providing the person’s full name and current residential address and expressly authorizing such person to act for such stockholder as a proxy, and (B) such person must produce such writing or electronic transmission, or a reliable reproduction thereof, in order to gain admittance to the meeting; and (iii) the clarification that any stockholder proposal submitted to the Company for inclusion in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 must be submitted to the Company directly by the stockholder proponent thereof, and such stockholder may not authorize another person to act as such stockholder’s proxy for the purpose of submitting such proposal to the Company.

Amendments to Article II of the By-Laws, entitled “Board of Directors,” include: (i) the elimination of references to the Company’s classified board structure, as previously approved by the Company’s shareholders at the 2010 annual meeting of shareholders, which became effective as of the 2013 annual meeting of shareholders; and (ii) conforming changes related to Article VIII modifications regarding waivers of notice for Board and committee meetings, described below.

Amendments to Article VIII of the By-Laws, entitled “General Provisions,” relating to waivers of notice for Board and committee meetings include: (i) the clarification that any waiver of notice given by a person entitled to notice shall be deemed equivalent to notice; (ii) the clarification that the attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when such person attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened; and (iii) the clarification that neither the business to be transacted at nor the purpose of any regular or special meeting need be specified in a waiver of notice.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.2	Amended and Restated By-Laws of Ameriprise Financial, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERIPRISE FINANCIAL, INC.
(Registrant)

Date: October 7, 2013	By:	/s/ Thomas R. Moore
Thomas R. Moore
Vice President, Chief Governance Officer and
Corporate Secretary